UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024 (September 30, 2024)

TMT Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41667	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Ave, Suite 2446 New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	TMTCU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	TMTC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive two-tenths of one ordinary share	TMTCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in the definitive proxy statement dated September 9, 2024 (as supplemented by the proxy supplement dated September 25, 2024, the “Proxy Statement”), relating to TMT Acquisition Corp’s (the “Company” or “TMT”) extraordinary general meeting of shareholders held on September 24, 2024 and subsequently adjourned to September 27, 2024 (the “Meeting”), 2TM Holding LP (the “Sponsor”) agreed that if the Extension Amendment Proposal (as defined below) is approved, the Sponsor or its designee would deposit into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) as a loan $140,000 for each month during the additional one (1) month extensions in the Second Extension Period (as defined in the Proxy Statement) from September 30, 2024 to December 30, 2024 (“Contribution”), that is needed to complete an initial business combination. In addition, if the Extension Amendment Proposal is approved, the funds held in the Trust Account shall not be used to pay dissolution expenses.

As disclosed below, the Company’s shareholders approved the Extension Amendment Proposal on September 27, 2024 and an aggregate of 1,710,385 ordinary shares were validly tendered for redemption, leaving an aggregate of 6,429,615 ordinary shares outstanding. The Company’s board of directors has elected to effect the additional one (1) month extension, extending the Company’s liquidation date to October 30, 2024. Accordingly, the Sponsor or its designee must deposit $140,000 into the Trust Account for such extension period.

As previously disclosed, the Company entered into definitive agreement to effect a business combination (the “Business Combination”) with eLong Power Holding Limited, a Cayman Islands exempted company (“eLong Power”), via an Agreement and Plan of Merger, dated December 1, 2023, as amended on February 29, 2024.

On September 27, 2024, Ms. Xiaozhen Li, a limited partner of the Sponsor, deposited $140,000 into the Trust Account in order to effect the additional one (1) month extension, extending the Company’s liquidation date to October 30, 2024. In connection with the Contribution, on September 30, 2024, the Company issued a promissory note to Ms. Xiaozhen Li with a principal amount of $140,000 (the “Note”). The Note bears no interest and is repayable in full upon consummation of the Business Combination.

The foregoing description of the Note is qualified in their entirety by reference to the text of the Note, a copy of which is attached as Exhibit 10.1 hereto and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2024, the Company held the Meeting, at which the Company’s shareholders approved (i) a proposal, by special resolution, to amend the Company’s Second Amended and Restated Memorandum and Articles of Association (the “A&R Memorandum and Articles”) in their entirety and the substitution in their place by the third amended and restated memorandum and articles of association of the Company (the “Third A&R Memorandum and Articles”), which provides that the Company may elect to extend the date by which the Company has to consummate a business combination for a total of up to five (5) times, as follow: (i) two (2) times for an additional three (3) months each time from March 30, 2024 to September 30, 2024 (the “First Extension Period”); and subsequently (ii) three (3) times, for an additional one (1) month each time, from September 30, 2024 to December 30, 2024 (the “Second Extension Period”), if requested by the Sponsor (as defined herein) and upon two calendar days’ advance notice prior to the applicable deadline (such proposal, the “Extension Amendment Proposal”); and (ii) a proposal, by ordinary resolution, to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient Ordinary Shares represented to approve the Extension Amendment Proposal, if the holders of the Company’s public shares (the “Public Shareholders”) have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC, or if the Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the other proposal (the “Adjournment Proposal”).

The Extension Amendment Proposal and the Adjournment Proposal are described in more detail in the Proxy Statement.

The foregoing description is qualified in its entirety by reference to the Third A&R Memorandum and Articles, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, holders of 7,091,981 ordinary shares were present in person, virtually over the Internet or by proxy, representing 87.251% of the voting power of the Company’s ordinary shares as of August 30, 2024, the record date for the Meeting, and constituting a quorum for the transaction of business. A summary of the voting results at the Meeting is set forth below:

The voting results for each proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
5,553,011	1,538,955	15

As the Extension Amendment Proposal has been duly passed by the shareholders of the Company, the chairperson of the meeting decided it was not necessary to vote upon the Adjournment Proposal to adjourn the Meeting.

Item 8.01. Other Events.

Redemptions

In connection with the vote to approve the proposals at the Meeting, holders of 1,710,385 ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $11.19 per share, for an aggregate redemption amount of approximately $19.1 million. As a result, such amount will be removed from the Trust Account to pay such holders.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Contribution and the proposed business combination. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Third Amended and Restated Memorandum and Articles of Association
10.1	Promissory Note, dated September 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMT Acquisition Corp

Date: September 30, 2024	By:	/s/ Dajiang Guo
	Name:	Dajiang Guo
	Title:	Chief Executive Officer